UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2015

WMI Holdings Corp.

(Exact name of registrant as specified in its charter)

001-14667
(Commission File Number)

Washington	91-1653725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1201 Third Avenue, Suite 3000 Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206) 432-8887

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Certificate of Designation

On January 5, 2015, WMI Holdings Corp., a Washington corporation (the “Company”), in connection with an offering (the “Offering”) of 600,000 shares of its 3.00% Series B Convertible Preferred Stock, par value $0.00001, liquidation preference $1,000 per share (the “Series B Preferred Stock”) filed with the Secretary of State of Washington Articles of Amendment of Articles of Incorporation (the “Articles of Amendment”) containing the Designation of Rights and Preferences of the 3.00% Series B Convertible Preferred Stock (the “Certificate of Designation”) creating the Series B Preferred Stock and designating the rights and preferences of the Series B Preferred Stock. See Item 5.03 below.

The foregoing descriptions of the Articles of Amendment and the Certificate of Designation are qualified in their entirety by the provisions of the Articles of Amendment and the Certificate of Designation, filed hereto as Exhibits 3.1 and 4.1, respectively, and incorporated by reference herein.

Registration Rights Agreement

On January 5, 2015, in connection with the Offering and pursuant to that certain Purchase Agreement, dated December 19, 2014 (the “Purchase Agreement”), by and among the Company, Citigroup Global Markets Inc. (“Citi”) and KKR Capital Markets LLC (“KCM” and, together with Citi, the “Initial Purchasers”), the Company entered into a Registration Rights Agreement with the Initial Purchasers (the “Registration Rights Agreement”), pursuant to which the Company has agreed that, subject to certain conditions, the Company will use its reasonable efforts to (i) file a shelf registration statement covering resales of the common stock of the Company (the “Common Stock”) issuable upon mandatory conversion of the Series B Preferred Stock pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”) no later than six months after January 5, 2015 (the “Issue Date”); (ii) file a shelf registration statement covering resales of the Series B Preferred Stock pursuant to Rule 415 under the Securities Act no later than one year after the Issue Date; and (iii) cause each of these shelf registration statements to be declared effective under the Securities Act. The Company has agreed to pay customary expenses, subject to certain limitations.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by the provisions of the Registration Rights Agreement, filed hereto as Exhibit 10.1 and incorporated by reference herein.

Escrow Agreement

On January 5, 2015, in connection with the Offering and pursuant to the Purchase Agreement, the Company entered into an Escrow Agreement (the “Escrow Agreement”) with Citibank, N.A., as Escrow Agent (the “Escrow Agent”), pursuant to which the Company will cause to be deposited with the Escrow Agent the amount of $598,500,000, representing the proceeds of the Offering less offering fees payable on the Issue Date but before payment of other offering fees and expenses (including fees contingent upon future events). These net proceeds will be released from escrow from time to time to the Company as instructed by the Company in amounts necessary to (i) pay certain fees related to the Offering that may become payable to the Initial Purchasers, (ii) finance the Company’s efforts to explore and/or fund, in whole or in part, acquisitions whether completed or not, including reasonable attorney fees and expenses, accounting expenses, due diligence and financial advisor fees and expenses, (iii) pay certain amounts that may become payable to the holders of the Series B Preferred Stock upon the occurrence of certain put events, (iv) pay certain amounts that would become payable to the holders of the Series B Preferred Stock upon a mandatory redemption of the Series B Preferred Stock, and (v) pay certain expenses related to the Offering. The entire net proceeds will be released from escrow as instructed by the Company upon a Qualified Acquisition (as defined in the Escrow Agreement).

The foregoing description of the Escrow Agreement is qualified in its entirety by the provisions of the Escrow Agreement, filed hereto as Exhibit 10.2 and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement

On January 5, 2015, the Company entered into an agreement for termination (the “Financing Agreement Termination”) of that certain Financing Agreement, dated as of March 19, 2012, by and among the Company, WMI Investment Corp., the lenders party thereto and U.S. Bank National Association, as administrative agent (the “Financing Agreement”). Pursuant to the Financing Agreement Termination, the Financing Agreement automatically terminated on January 5, 2015 and the Company no longer has or will have access to the funds thereunder. As of January 5, 2015, there were no loans outstanding under the Financing Agreement.

The foregoing description of the Financing Agreement Termination is qualified in its entirety by the provisions of the Financing Agreement Termination, filed hereto as Exhibit 10.3 and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Pursuant to the Amended and Restated Bylaws of the Company (the “Bylaws”), upon termination of the Financing Agreement, Eugene Davis, as the FA Director (as defined in the Bylaws), is required to immediately resign from the Board of Directors of the Company (the “Board”). In connection with the execution and delivery of the Financing Agreement Termination, Mr. Davis resigned from the Board on January 5, 2015. Immediately following his resignation, the Board’s Nominating & Corporate Governance Committee recommended to the Board that it reappoint Mr. Davis and the Board reappointed Mr. Davis to fill the vacancy on the Board created by his departure on January 5, 2015. The Board also reappointed Mr. Davis to fill the vacancies created by his departure from the Compensation Committee and the Corporate Strategy and Development Committee. In connection with Mr. Davis’ resignation and immediate reappointment, the Board and the Compensation Committee jointly determined that Mr. Davis’ Board service was not interrupted and constituted “continued service” for purposes of vesting in his outstanding Company restricted stock grants.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 5, 2015, in connection with the Offering, the Company filed with the Secretary of State of Washington the Articles of Amendment containing the Certificate of Designation, creating the Series B Preferred Stock and designating the rights and preferences of the Series B Preferred Stock.

The foregoing descriptions of the Articles of Amendment and the Certificate of Designation are qualified in their entirety by the provisions of the Articles of Amendment and the Certificate of Designation, filed hereto as Exhibits 3.1 and 4.1, respectively, and incorporated by reference herein.

Item 8.01	Other Events

On January 5, 2015, the Company issued a press release announcing the completion of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are furnished as part of this Current Report on Form 8-K.

Number	Exhibit

3.1	Articles of Amendment of Articles of Incorporation Containing the Designation of Rights and Preferences of the 3.00% Series B Convertible Preferred Stock of WMI Holdings Corp., dated January 5, 2015

4.1	Certificate of Designation of Rights and Preferences of 3.00% Series B Convertible Preferred Stock of WMI Holdings Corp., dated January 5, 2015

10.1	Registration Rights Agreement, dated January 5, 2015, by and among WMI Holdings Corp, Citigroup Global Markets Inc., and KKR Capital Markets LLC

10.2	Escrow Agreement, dated January 5, 2015, by and between WMI Holdings Corp. and Citibank, N.A.

10.3	Agreement, dated January 5, 2015, for Termination of the Financing Agreement, dated as of March 19, 2012, by and among WMI Holdings Corp., the guarantors party thereto, the lenders from time to time party thereto, and U.S. Bank National Association

99.1	Press Release, dated January 5, 2015

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact included in this report that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may include the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “strategy,” “future,” “opportunity,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Some of these risks are identified and discussed under “Risk Factors” in our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and Current Report on Form 8-K filed on December 19, 2014. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and we do not undertake to update any forward-looking statement, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMI HOLDINGS CORP.

Date: January 5, 2015	By:	/s/ Charles Edward Smith
Name: Charles Edward Smith
Title: Interim CEO & Secretary

Exhibit Index

Number	Exhibit

3.1	Articles of Amendment of Articles of Incorporation Containing the Designation of Rights and Preferences of the 3.00% Series B Convertible Preferred Stock of WMI Holdings Corp., dated January 5, 2015

4.1	Certificate of Designation of Rights and Preferences of 3.00% Series B Convertible Preferred Stock of WMI Holdings Corp., dated January 5, 2015

10.1	Registration Rights Agreement, dated January 5, 2015, by and among WMI Holdings Corp, Citigroup Global Markets Inc., and KKR Capital Markets LLC

10.2	Escrow Agreement, dated January 5, 2015, by and between WMI Holdings Corp. and Citibank, N.A.

10.3	Agreement, dated January 5, 2015, for Termination of the Financing Agreement, dated as of March 19, 2012, by and among WMI Holdings Corp., the guarantors party thereto, the lenders from time to time party thereto, and U.S. Bank National Association

99.1	Press Release, dated January 5, 2015